                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 1, 2002

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  Nevada                                1-8865
    ----------------------------------     ----------------------------------
       (State or Other Jurisdiction             (Commission File Number)
            of Incorporation)

                                   88-0200415
                       ----------------------------------
                                  (IRS Employer
                               Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                           89128
   -------------------------------------   ---------------------------------
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (702) 242-7000

                        Item 9. Regulation FD Disclosure

Investor Conference:  On Tuesday, February 5, 2002, members of senior management of Sierra Health Services,  Inc., or Sierra,  are scheduled to appear at the UBS
Warburg Global Healthcare Services Conference. Sierra's presentation is expected to begin at approximately  8:00 a.m. Eastern Time.  Investors,  analysts and the general public are invited to listen to a live webcast of this presentation over
the   Internet   by   visiting   the   investors   page   of  our   website   at
www.sierrahealth.com.

Anyone listening to the Sierra management presentations will be presumed to have read Sierra's  Annual Report on Form 10-K for the year ended  December 31, 2000, and Quarterly  Reports on Form 10-Q for the periods  ended March 31, 2001,  June
30, 2001 and September  30, 2001.  Additionally,  an archive of Sierra's  fourth quarter,  2001 earnings call, originally broadcast on January 31 is available on the investors  page of Sierra's  website.  Listeners  should  review  cautionary statements under  "Management's  Discussion and Analysis of Financial  Condition
and Results of Operations."

Press Release:  As discussed in Sierra's  fourth  quarter and year-end  earnings release of January 30, 2001,  Sierra  Health  Services,  Inc. has early  adopted
Statement  of  Financial  Accounting  Standards  No.  144,  "Accounting  for the
Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). In order for analysts and  investors  to  better  compare  the  financial  performance  of  continuing operations  during the year 2001,  the Company has issued a press  release  that
reported  selected  2001  quarterly  financial   information,   which  has  been
reclassified  to report how continuing  operations and  discontinued  operations will be presented in the Company's 2002 quarterly  statements in accordance with
SFAS 144. A copy of the press  release is  available  on Sierra's  website.  The
Company  also expects to file an amended Form 10-Q as of and for the nine months ended September 30, 2001 as required by SFAS 144.

Any statements made or issued that are not historical facts are  forward-looking and should be  considered  in  connection  with  certain  cautionary  statements contained  in our  Current  Report  on Form  8-K  dated  March  20,  2001.  Such statements  are made  pursuant to the "safe  harbor"  provisions  of the Private
Securities  Litigation  Reform Act of 1995 and identify  important  risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       SIERRA HEALTH SERVICES, INC.
                                   ----------------------------------
                                            (Registrant)

Date:  February 1, 2002                 /S/ PAUL H. PALMER
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                                         Paul H. Palmer
                                         Vice President
                                         Chief Financial Officer and Treasurer
                                         (Chief Accounting Officer)